MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO

                                                               SEMIANNUAL REPORT


Dear Contract Owner,                                             August 20, 1999

We are pleased to present you with the semiannual report for the Mitchell Hutchins Series Trust--Small Cap Portfolio for the six-month period ended June 30, 1999.


MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC]
   The S&P 500 Index advanced an impressive 12.38% for the period. Beginning in early April, market leadership shifted dramatically toward value-oriented stocks and away from the high price-to-earnings growth stocks that led the market for most of the last two years. As investors began to seek undervalued stocks, the performance gap between growth and value narrowed to more normal levels. Value stocks outperformed growth stocks by a significant margin for the six months ended June 30, 1999: the Russell 1000 Value Index gained 12.87% and the Russell 1000 Growth Index returned 10.45%. Smaller- and mid-capitalization stocks also fared well.

   As market leadership broadened, growth stocks again outperformed value stocks in June by about four percentage points. We attribute this broadening to improving global economies, particularly those in Asia and Latin America, which in turn led to a rise in interest rates. The Federal Reserve raised the federal funds rate by 0.25% on June 30 and assumed a neutral stance, meaning no predisposition to raise or lower rates at its meeting in August.

OUTLOOK

We expect second-half 1999 economic growth (real gross domestic product) to slow to 2.5-3.0% from about 4% in the first half, inflation to remain modest between 2.0-2.5% and corporate earnings to grow about 9-10%. In light of these factors, our valuation model indicates that the stock market, as measured by the S&P 500 Index, is about 25% above fair value.

   Typically, these valuations would be cause for concern; however, two factors distinguish the current environment from recent quarters when valuations were at similar levels. First, we feel that the majority of the negative move in interest rates is behind us; and second, corporate profit growth expectations are being raised, not lowered. Given this combination of rising earnings growth rates and relatively stable interest rates, we believe the market will grow into its valuation, barring any external shocks.

   In this environment, stock picking becomes a key contributor to performance. We remain optimistic that wider market participation will continue to characterize U.S. stock markets. Broader markets tend to favor stock pickers.

SEMIANNUAL REPORT


PORTFOLIO REVIEW
--------------------------------------------------------------------------------


PERFORMANCE--TOTAL RETURNS FOR PERIODS ENDED 6/30/99

                                                                   Cumulative
--------------------------------------------------------------------------------
  Six Months                                                         -2.42%
  Since Inception 9/28/98                                            27.21%
--------------------------------------------------------------------------------

Past performance does not guarantee future performance. Total return calculations assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

Small capitalization stocks steeply underperformed large caps in the first quarter, and the market lag hurt the Portfolio. The Portfolio's small cap value style also underperformed small cap growth style portfolios, which caused the Portfolio to lag within its peer group.

   The Portfolio began the period with an average market cap of $298 million, about 60-65% of the S&P 600 Index (the "Index"). In a market where larger cap stocks performed better, even among small caps, the Portfolio's focus on the smallest companies had become a disadvantage. We adjusted the Portfolio's investment process to allow it to hold companies with a maximum market capitalization of up to $1.5 billion (the previous maximum was $1.0 billion). As of June 30, 1999, the average market cap was up to $537 million, about 90-95% of the Index.

   Small caps stock rebounded in the second quarter, and value stocks posted gains against growth stocks--both developments helped the Portfolio somewhat, though the shift to a higher average market cap had already neutralized the size issue.

   As we adjusted the Portfolio to a higher market cap we also began to reduce the number of holdings. At the start of the period the Portfolio held around 150 stocks; by June 30, 1999 we had cut holdings down to about 120 stocks (see portfolio characteristics table below).

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO

PORTFOLIO CHARACTERISTICS VS. S&P 600 INDEX(2)

                                            Portfolio                 Index
--------------------------------------------------------------------------------
  Approximate No. of Securities                119                     600
  Average Market Cap. (equal-weighted)      $537.0 mm               $588.3 mm
  Price/Earnings Ratio                        15.0x                   15.8x
  Price/Book Ratio                            3.6x                    3.0x
  Dividend Yield                              0.2%                    0.9%
  Long-Term Projected EPS Growth(1)           22.0%                   17.8%
  Beta (historical, rel. to S&P 500)          1.10                    1.02
--------------------------------------------------------------------------------

(1) Sources: I/B/E/S and Mitchell Hutchins. I/B/E/S determines the mean values of brokerage analysts' earnings-per-share estimates and projected three- to five-year earnings-per-share growth rates. The investment advisor calculates the Portfolio's projected earnings per share growth by taking the simple average of the I/B/E/S means for the Portfolio's holdings.
(2) Representative of the Portfolio as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO
                                                               SEMIANNUAL REPORT


   During the period we increased the Portfolio's weighting in technology stocks, from 21% at the start to 32% at the end. Among the wireless communications companies we added DSP Communications Inc. (0.9%) and Alpha Industries (0.5%), makers of semiconductor chips for cellular phones.(2) One of the Portfolio's holdings--Software developer Oshap Technologies Ltd. (2.4%)--became a takeover target during the period. The Portfolio benefited as Oshap shares gained in anticipation of the takeover.

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO

Top Five Sectors(3)

                                           Portfolio %             Portfolio %
                                          as of 6/30/99          as of 12/31/98
--------------------------------------------------------------------------------
  Technology                                  31.9                    20.5
  Consumer Cyclical                           30.4                    33.0
  Healthcare                                   9.0                    12.7
  Financial                                    7.5                     9.5
  Capital Goods                                7.0                    13.3
--------------------------------------------------------------------------------
Top Five Total                                85.8                    89.0

   The Portfolio's weighting in consumer cyclical companies remained about the same over the period. We reduced exposure to financial services to about half the weighting of the S&P 600 Index. The Portfolio's weightings in healthcare and capital goods declined as we sold specific stocks for fundamental reasons--our views of these sectors did not change.

Top Ten Stocks(3)

                                           Portfolio %             Portfolio %
                                          as of 6/30/99          as of 12/31/98
--------------------------------------------------------------------------------
  Wackenhut Corp.                              3.6                     2.6
  DSP Group Inc.                               3.1                     0.0
  Cornell Corrections Inc.                     2.5                     1.8
  First Cash Inc.                              2.4                     3.0
  Oshap Technologies Ltd                       2.4                     1.8
  Quadramed Corp.                              2.4                     1.1
  Orbotech Ltd.                                2.2                     2.1
  J. Jill Group Inc.                           2.0                     0.0
  DII Group Inc.                               1.9                     1.4
  Fresh America Corp                           1.9                     2.6
--------------------------------------------------------------------------------

(3) Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT


   Looking ahead, we believe the Portfolio will benefit from its positions in technology and consumer cyclical stocks. Small cap stocks still seem undervalued and present opportunity to investors looking to diversify away from expensive, large-cap stocks. More investors seem to be interested in small caps now, including corporate insiders and companies stepping up share buyback programs. Moreover, we believe the low valuations of these companies will spur greater interest in mergers and acquisitions, which could positively impact small cap stocks.

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO

Asset Allocation(3)

                                           Portfolio %             Portfolio %
                                          as of 6/30/99          as of 12/31/98
--------------------------------------------------------------------------------
  Equities                                    91.5                    93.1
  Cash & Equivalents                           8.5                     6.9
--------------------------------------------------------------------------------

                                             100.0                   100.0

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,



/s/ Margo Alexander                 /s/ Brian M. Storms

MARGO ALEXANDER                     BRIAN M. STORMS
Chairman and                        President and
Chief Executive Officer             Chief Operating Officer
Mitchell Hutchins                   Mitchell Hutchins
Asset Management Inc.               Asset Management Inc.





(3) Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1999(UNAUDITED)

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------
COMMON STOCKS--92.57%
AGRICULTURE, FOOD & BEVERAGE--2.48%
        5,909    Fresh America Corp.*..........   $      82,726
          900    Performance Food Group Co.*...          24,469
                                                  -------------
                                                        107,195
                                                  -------------
APPAREL, RETAIL--2.43%
        1,236    Pacific Sunwear of California
                   Inc.*.......................          30,127
       10,956    Paul Harris Stores Inc.*......          74,638
                                                  -------------
                                                        104,765
                                                  -------------
APPAREL, TEXTILES--1.07%
        8,213    Florsheim Group Inc.*.........          46,198
                                                  -------------
COMPUTER HARDWARE--3.75%
        1,100    Computer Network
                   Technology*.................          23,788
        1,130    Inacom Corp.*.................          14,266
          450    Kronos, Inc.*.................          20,475
        8,119    Oshap Technologies Ltd........         103,517
                                                  -------------
                                                        162,046
                                                  -------------
COMPUTER SOFTWARE--8.52%
        1,200    AVT Corp.*....................          45,450
        3,882    Caere Corp.*..................          51,436
        1,000    Clarify, Inc.*................          41,250
          800    Complete Business Solutions
                   Inc.*.......................          14,350
        1,800    Cotelligent Group Inc.*.......          14,063
        2,000    4Front Software International,
                   Inc.*.......................          19,750
        2,500    Health Management Systems
                   Inc.*.......................          13,750
        2,530    Lanvision Systems, Inc.*......           2,925
          100    New Era of Networks Inc.*.....           4,394
       12,771    Quadramed Corp.*..............         103,764
        3,252    Tecnomatix Technologies
                   Ltd.*.......................          56,910
                                                  -------------
                                                        368,042
                                                  -------------
CONSTRUCTION--1.56%
        1,013    Champion Enterprise Inc.*.....          18,867
        1,106    Elcor Chemical Corp...........          48,318
                                                  -------------
                                                         67,185
                                                  -------------
DIVERSIFIED RETAIL--1.61%
        1,918    Shopko Stores Inc.*...........          69,527
                                                  -------------
DRUGS & MEDICINE--1.70%
        1,200    Amerisource Health Corp.*.....          30,600
        2,556    Polymedica Industries Inc.*...          25,560
        2,500    Theragenics Corp.*............          17,344
                                                  -------------
                                                         73,504
                                                  -------------
ELECTRIC UTILITIES--1.27%
          750    Calpine Corp.*................          40,500
  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

ELECTRIC UTILITIES--(CONCLUDED)
        1,800    Thermo Ecotek Corp.*..........   $      14,400
                                                  -------------
                                                         54,900
                                                  -------------
ELECTRICAL EQUIPMENT--12.07%
        4,969    Brown & Sharpe Manufacturing
                   Co.*........................          27,019
          200    CTS Corp......................          14,000
        2,230    DII Group Inc.*...............          83,207
        1,300    DSP Communications, Inc.*.....          37,537
        3,739    DSP Group Inc.*...............         134,604
          575    Gilat Satellite Networks
                   Ltd.*.......................          30,187
        1,606    IFR Systems, Inc.*............           7,629
        1,293    Meade Instruments Corp.*......          22,304
        1,878    Orbotech Ltd.*................          97,891
          600    Pinnacle Systems, Inc.*.......          20,175
          150    Plantronics Inc.*.............           9,769
          356    Polycom, Inc.*................          13,884
          768    Xircom, Inc.*.................          23,088
                                                  -------------
                                                        521,294
                                                  -------------
ELECTRICAL POWER--2.27%
        1,832    AFC Cable Systems, Inc.*......          64,692
        1,118    Hughes Supply Inc.............          33,191
                                                  -------------
                                                         97,883
                                                  -------------
ENTERTAINMENT--0.75%
        1,750    Funco Inc.*...................          32,266
                                                  -------------
ENVIRONMENTAL SERVICES--1.33%
        4,245    Stericycle Inc.*..............          57,573
                                                  -------------
FINANCIAL SERVICES--3.93%
        1,800    Americredit Corp.*............          29,481
       10,707    First Cash Inc.*..............         103,055
          742    Imperial Credit Industries
                   Inc.*.......................           5,263
        1,875    Litchfield Financial Corp.....          31,758
                                                  -------------
                                                        169,557
                                                  -------------
FOREST PRODUCTS, PAPER--1.44%
        1,282    Daisytek International
                   Corp........................          20,913
        1,619    Greif Brothers Corp.*.........          41,284
                                                  -------------
                                                         62,197
                                                  -------------
FREIGHT, AIR, SEA & LAND--1.14%
          536    Mark VII Inc.*................           8,911
        4,048    Smithway Motor Xpress
                   Corp.*......................          40,480
                                                  -------------
                                                         49,391
                                                  -------------
GAS UTILITY--1.13%
          750    Aquarion Co...................          26,063

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------
COMMON STOCKS--(CONTINUED)
GAS UTILITY--(CONCLUDED)
          500    E'Town Corp...................   $      22,875
                                                  -------------
                                                         48,938
                                                  -------------
HEAVY MACHINERY--0.29%
          303    Manitowoc Company Inc.........          12,612
                                                  -------------
HOUSEHOLD PRODUCTS--1.33%
        1,300    Zomax Optical Media, Inc.*....          57,200
                                                  -------------
INDUSTRIAL PARTS--1.14%
        5,329    Powell Industries Inc.*.......          49,293
                                                  -------------
INDUSTRIAL SERVICES/SUPPLIES--6.48%
        6,589    Cornell Corrections Inc.*.....         108,307
        1,732    Correctional Services
                   Corp.*......................          13,206
        6,595    Wackenhut Corp.*..............         158,280
                                                  -------------
                                                        279,793
                                                  -------------
INFORMATION & COMPUTER SERVICES--4.38%
          405    Barra Inc.*...................          10,226
        2,052    Box Hill Systems Corp.*.......          12,056
          200    Factset Research Systems
                   Inc.........................          11,325
        1,631    Maximus, Inc.*................          46,891
        2,385    Physicians Specialty Corp.*...          22,807
        2,897    Pomeroy Computer Resources,
                   Inc.*.......................          40,377
          506    Right Management Consultants,
                   Inc.*.......................           7,843
        1,528    Superior Consultant Inc.*.....          37,722
                                                  -------------
                                                        189,247
                                                  -------------
LEISURE--0.98%
          500    Activision, Inc.*.............           7,281
        1,355    Movado Group, Inc.............          35,061
                                                  -------------
                                                         42,342
                                                  -------------
MANUFACTURING-GENERAL--1.66%
        5,498    Thermatrix Inc.*..............          24,054
          300    Veeco Industries, Inc.*.......          10,200
        2,277    Watsco Inc....................          37,286
                                                  -------------
                                                         71,540
                                                  -------------
MEDICAL PRODUCTS--2.93%
        2,929    American Science &
                   Engineering, Inc.*..........          27,093
          300    Biomatrix Inc.*...............           6,488
        4,063    Chronimed Inc.*...............          31,488
          279    Conmed Corp.*.................           8,544
        1,113    ICU Medical Inc.*.............          19,686
          300    Pharmaceutical Product
                   Development Inc.*...........           8,213
          500    Techne Corp.*.................          12,687
          843    Young Innovations Inc.*.......          12,329
                                                  -------------
                                                        126,528
                                                  -------------
  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

MEDICAL PROVIDERS--4.79%
       10,480    Counsel Corp.*................   $      66,810
        1,072    Covance Inc.*.................          25,661
        2,056    Curative Health Services,
                   Inc.*.......................          11,308
        4,032    Hooper Holmes Inc.............          82,152
          800    Renal Care Group Inc.*........          20,700
                                                  -------------
                                                        206,631
                                                  -------------
MINING & METALS--1.42%
        1,586    Texas Industries Inc.*........          61,457
                                                  -------------
MOTOR VEHICLES--1.20%
          300    Borg Warner Automotive,
                   Inc.........................          16,500
        2,024    Keystone Automotive Industries
                   Inc.*.......................          35,167
                                                  -------------
                                                         51,667
                                                  -------------
OIL REFINING--0.66%
        6,675    Kaneb Services Inc............          28,369
                                                  -------------
OTHER INSURANCE--1.73%
          422    Landamerica Financial Group,
                   Inc.*.......................          12,132
        1,299    Medical Assurance Inc.*.......          36,697
          540    Philadelphia Consolidated
                   Holding Corp.*..............          13,230
          600    Stewart Information Services
                   Corp........................          12,675
                                                  -------------
                                                         74,734
                                                  -------------
RAILROADS--0.31%
          760    Motivepower Industries
                   Inc.*.......................          13,490
                                                  -------------
REAL PROPERTY--2.25%
        2,200    Cameron Ashley Building
                   Products, Inc.*.............          22,962
          320    Meritage Corp.*...............           3,500
        4,647    Nobility Homes Inc.*..........          34,852
          296    NVR Inc.*.....................          15,448
          911    Schottenstein Homes Inc.......          16,797
          100    US Home Corp.*................           3,550
                                                  -------------
                                                         97,109
                                                  -------------
RESTAURANTS--1.21%
          724    Applebees International
                   Inc.........................          21,811
          472    Foodmaker Inc.*...............          13,393
        1,112    NPC International, Inc.*......          17,097
                                                  -------------
                                                         52,301
                                                  -------------
SECURITIES & ASSET MANAGEMENT--1.16%
          171    National Discount Brokers
                   Group*......................           9,918
        1,681    Raymond James Financial,
                   Inc.........................          40,239
                                                  -------------
                                                         50,157
                                                  -------------

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------
COMMON STOCKS--(CONCLUDED)
SEMICONDUCTOR--0.92%
          468    Alpha Industries, Inc.*.......   $      22,289
        1,000    Smart Modular Technologies,
                   Inc.*.......................          17,375
                                                  -------------
                                                         39,664
                                                  -------------
SPECIALTY RETAIL--8.66%
          800    Insight Enterprises, Inc.*....          19,800
        2,583    Intertan Inc.*................          52,952
        6,027    J. Jill Group Inc.*...........          88,145
        4,745    Musicland Stores Inc.*........          42,112
        5,984    Piercing Pagoda, Inc.*........          75,548
        3,057    Trans World Entertainment
                   Corp.*......................          34,391
  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

SPECIALTY RETAIL--(CONCLUDED)
        1,827    Whitehall Jewellers, Inc.*....   $      48,758
          300    Zale Corp.*...................          12,000
                                                  -------------
                                                        373,706
                                                  -------------
TOBACCO--0.45%
          675    Universal Corp................          19,195
                                                  -------------
WIRELESS TELECOMMUNICATIONS--0.17%
        1,383    Davel Communications Inc.*....           7,434
                                                  -------------
Total Common Stocks (cost--$3,456,223).........       3,996,930
                                                  -------------

 PRINCIPAL
  AMOUNT                                                           INTEREST
   (000)                                        MATURITY DATE        RATES
-----------                                     -------------    -------------

REPURCHASE AGREEMENT--8.57%
     370       Repurchase Agreement dated
                 6/30/99 with State Street
                 Bank & Trust Company,
                 collateralized by $376,695
                 U.S. Treasury Bonds, 5.625%
                 due 12/31/99
                 (value--$377,401); proceeds:
                 $370,041 (cost--$370,000)...       07/01/99            4.000%         370,000
                                                                                  -------------
                                                                                     4,366,930
Total Investments
  (cost--$3,826,223)--101.14%................
Liabilities in excess of other
  assets--(1.14)%............................                                          (49,151 )
                                                                                  -------------
Net Assets--100.00%..........................                                     $  4,317,779
                                                                                  -------------
                                                                                  -------------

---------------

  *        Non-income producing security.
ADS        American Depositary Shares.
ADR        American Depositary Receipt.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                     JUNE 30, 1999(UNAUDITED)

ASSETS
Investments, at value (cost--$3,826,223)....................  $ 4,366,930
Cash........................................................        3,445
Receivable for investments sold.............................       28,711
Dividends receivable........................................          435
Other assets................................................           42
                                                              -----------
Total assets................................................    4,399,563
                                                              -----------

LIABILITIES
Payable for investments purchased...........................       54,345
Payable to investment adviser and administrator.............        3,412
Accrued expenses and other liabilities......................       24,027
                                                              -----------
Total liabilities...........................................       81,784
                                                              -----------

NET ASSETS
Beneficial interest shares of $0.001 par value
  outstanding--297,043 (unlimited amount authorized)........    3,658,107
Accumulated net investment loss.............................      (69,068)
Accumulated net realized gains from investment
  transactions..............................................      188,033
Net unrealized appreciation of investments..................      540,707
                                                              -----------
Net assets..................................................  $ 4,317,779
                                                              -----------
                                                              -----------
Net asset value, offering price and redemption value per
  share.....................................................       $14.54
                                                              -----------
                                                              -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO

STATEMENT OF OPERATIONS

                                                                  FOR THE
                                                              SIX MONTHS ENDED
                                                               JUNE 30, 1999
                                                                (UNAUDITED)
                                                              ----------------

INVESTMENT INCOME:
Interest....................................................     $    7,363
Dividends...................................................          3,975
                                                                   --------
                                                                     11,338
                                                                   --------

EXPENSES:
Legal and audit.............................................         36,817
Investment advisory and administration......................         19,755
Reports and notices to shareholders.........................         14,669
Trustees' fees..............................................          3,750
Custody and accounting......................................          1,689
Transfer agency fees and related service expenses...........            750
Other expenses..............................................          2,976
                                                                   --------
                                                                     80,406
                                                                   --------
Net investment loss.........................................        (69,068)
                                                                   --------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments.........................        185,987
Net change in unrealized appreciation/depreciation of
  investments...............................................       (212,217)
                                                                   --------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT
  TRANSACTIONS..............................................        (26,230)
                                                                   --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $  (95,298)
                                                                   --------
                                                                   --------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE PERIOD
                                                       FOR THE SIX     SEPTEMBER 28, 1998+
                                                      MONTHS ENDED           THROUGH
                                                      JUNE 30, 1999       DECEMBER 31,
                                                       (UNAUDITED)            1998
                                                    -----------------  -------------------
FROM OPERATIONS:
Net investment loss...............................     $   (69,068)        $   (11,003)
Net realized gains from investments...............         185,987             212,891
Net change in unrealized appreciation/depreciation
  of investments..................................        (212,217)            752,924
                                                    -----------------       ----------
Net increase (decrease) in net assets resulting
  from operations.................................         (95,298)            954,812
                                                    -----------------       ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain from investment transactions....         --                 (199,842)
                                                    -----------------       ----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares..............         220,361           3,305,568
Cost of shares repurchased........................         (64,295)             (3,369)
Proceeds from dividends reinvested................         199,842             --
                                                    -----------------       ----------
Net increase in net assets from beneficial
  interest transactions...........................         355,908           3,302,199
                                                    -----------------       ----------
Net increase in net assets........................         260,610           4,057,169

NET ASSETS:
Beginning of period...............................       4,057,169             --
                                                    -----------------       ----------
End of period.....................................     $ 4,317,779         $ 4,057,169
                                                    -----------------       ----------
                                                    -----------------       ----------

-------------

+          Commencement of operations.

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--Small Cap Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts that fund certain variable contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

  Prior to the commencement of operations on September 28, 1998, the Portfolio had no activity other than the sale of one share for a total amount of $12.00 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's Board of Trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued at an annual rate of 1.00% of the Portfolio's average daily net assets.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 1999 the Fund did not have any securities on loan.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at June 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

  At June 30, 1999, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value
  over cost)................................................  $  857,623
Gross depreciation (investments having an excess of cost
  over value)...............................................    (316,916)
                                                              -----------
Net unrealized appreciation of investments..................  $  540,707
                                                              -----------
                                                              -----------

  For the six months ended June 30, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $1,708,614 and $1,618,090, respectively.

SHARES OF BENEFICIAL INTEREST

  There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                FOR THE PERIOD
                                                                                 SEPTEMBER 28,
                                                                 FOR THE             1998+
                                                               SIX MONTHS           THROUGH
                                                                  ENDED          DECEMBER 31,
                                                              JUNE 30, 1999          1998
                                                              -------------     ---------------
Shares sold.................................................        20,320             272,563
Shares repurchased..........................................        (9,192)               (225)
Dividends reinvested........................................        13,577            --
                                                                    ------             -------
Net increase................................................        24,705             272,338
                                                                    ------             -------
                                                                    ------             -------

-------------

+          Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

                                                                                  FOR THE PERIOD
                                                                  FOR THE          SEPTEMBER 28,
                                                                SIX MONTHS             1998+
                                                                   ENDED              THROUGH
                                                               JUNE 30, 1999       DECEMBER 31,
                                                                (UNAUDITED)            1998
                                                              ---------------     ---------------
Net asset value, beginning of period........................      $ 14.90             $ 12.00
                                                                   ------              ------
Net investment loss.........................................        (0.23)              (0.04)
Net realized and unrealized gains (losses) from
 investments................................................        (0.13)               3.67
                                                                   ------              ------
Net increase (decrease) from investment operations..........        (0.36)               3.63
                                                                   ------              ------
Distributions from net realized gains from investments......      --                    (0.73)
                                                                   ------              ------
Net asset value, end of period..............................      $ 14.54             $ 14.90
                                                                   ------              ------
                                                                   ------              ------
Total investment return (1).................................        (2.42)%             30.36%
                                                                   ------              ------
                                                                   ------              ------
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................      $ 4,318             $ 4,057
Expenses to average net assets..............................         4.05%*              1.94%*
Net income (loss) to average net assets.....................        (3.48)%*            (1.27)%*
Portfolio turnover rate.....................................           43%                 17%

-----------------

+          Commencement of operations.
*          Annualized.
(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

-C- 1999 PAINEWEBBER INCORPORATED


[GRAPHIC]


--------------------------------------------------------------------------------

MITCHELL

HUTCHINS SERIES

TRUST



SMALL CAP

PORTFOLIO




SEMIANNUAL REPORT

JUNE 30, 1999